EXHIBIT 99.2





                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999











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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                    CONTENTS




PAGE          1   INDEPENDENT AUDITORS' REPORT

PAGE          2   BALANCE SHEET AS OF SEPTEMBER 30, 1999

PAGE          3   STATEMENTS  OF  OPERATIONS  AND MEMBERS'  DEFICIENCY  FOR THE
                  YEAR ENDED  SEPTEMBER  30,  1999 AND FOR THE PERIOD FROM JUNE
                  1, 1998 (INCEPTION) TO SEPTEMBER 30, 1999

PAGE          4   STATEMENT OF CASH FLOW FOR THE YEAR ENDED  SEPTEMBER 30, 1999
                  AND  FOR  THE  PERIOD  FROM  JUNE  1,  1998   (INCEPTION)  TO
                  SEPTEMBER 30, 1999

PAGES    5 - 10   NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 1999





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                          INDEPENDENT AUDITORS' REPORT


To the Members of:
 Square Shooter International, LLC

We have audited the accompanying balance sheet of Square Shooter International, LLC (a development stage enterprise) as of September 30, 1999 and the related statements of operations and members deficiency, and cash flows for the year then ended and for the period from June 1, 1998 (inception) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Square Shooter International, LLC (a development stage enterprise) as of September 30, 1999 and the result of its operations and its cash flows for the year then ended and for the period from June 1, 1998 (inception) to September 30, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company's recurring losses from research and development activities and operations and the working capital deficiency of $76,026 raise substantial doubt about its ability to continue as a going concern. Management's plan in regards to these matters is also described in Note
7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                           WEINBERG & COMPANY, P.A.


Boca Raton, Florida
January 19, 2000

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELPOMENT STAGE ENTERPRISE)
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999



                                     ASSETS
                                     ------

CURRENT ASSETS
   Cash                                            $        9,646
                                                    ---------------
     Total current assets                                   9,646

Property and equipment, net                                64,270
                                                   ----------------

TOTAL ASSETS                                       $       73,916
------------                                       ================




                      LIABILITIES AND MEMBERS' DEFICIENCY
                      -----------------------------------


CURRENT LIABILITIES
   Accounts payable                                $       85,672
                                                   ----------------
     Total current liabilities                             85,672

   Members' deficiency during development stage           (11,756)
                                                   ----------------

TOTAL LIABILITIES AND MEMBERS' DEFICIENCY          $       73,916
-----------------------------------------          ================














                 See accompanying notes to financial statements

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELPOMENT STAGE ENTERPRISE)
                 STATEMENT OF OPERATIONS AND MEMBERS' DEFICIENCY



                                                                  FOR THE PERIOD
                                                 FOR THE           FROM JUNE 1,
                                                YEAR ENDED       1998 (INCEPTION
                                                SEPTEMBER          TO SEPTEMBER
                                                 30, 1999            30, 1999
                                              ---------------    ---------------

Sales                                          $   357,029        $   357,029

Cost of goods sold                                 294,660            294,660
                                                ------------        -----------

Gross profit                                        62,369             62,369
                                                ------------        -----------

Operating expenses
   Contract services                                69,798             69,798
   Royalty expense                                  43,000             43,000
   Travel expense                                   32,287             32,287
   Research and development                          5,233            100,835
   Selling, general and administrative              48,510             48,510
                                                ------------        -----------
     Total operating expense                       198,828            294,430
                                                ------------        -----------

Loss from operations                              (136,459)          (232,061)
                                                ------------        -----------

Other income
   Interest income                                     215                215
                                                ------------        -----------

Net Loss                                          (136,244)          (231,846)
--------

Members' equity, beginning of period                  -                  -
Member contributions                               124,488            220,090
                                                ------------        -----------
Members' deficiency, end of period             $   (11,756)       $   (11,756)
                                                ============        ===========






                 See accompanying notes to financial statements

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                             STATEMENT OF CASH FLOWS


                                                                  FOR THE PERIOD
                                                  FOR THE          FROM JUNE 1,
                                                 YEAR ENDED      1998 (INCEPTION
                                                 SEPTEMBER         TO SEPTEMBER
                                                  30, 1999           30, 1999
                                               --------------    ---------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                      $ (136,244)        $ (231,846)
     Adjustment to reconcile net loss to
      net cash used in operating activities:
   Expenses paid by members                            -                95,602
   Changes in assets and liabilities
     Increase in:
     Accounts payable                                85,672             85,672
                                                  -----------        -----------
       Net cash used in operating activities        (50,572)           (50,572)
                                                  -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment               (64,270)           (64,270)
                                                  -----------        -----------
     Net cash used in investing activities          (64,270)           (64,270)
                                                  -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from private placement, net of
    offering costs                                  124,488            124,488
                                                  -----------        -----------
     Net cash provided by financing activities      124,488            124,488
                                                  -----------        -----------

INCREASE IN CASH AND CASH EQUIVALENTS                 9,646              9,646

CASH AND CASH EQUIVALENTS
 - BEGINNING OF YEAR                                      -                  -
                                                  -----------        -----------


CASH AND CASH EQUIVALENTS - END OF YEAR          $    9,646         $    9,646
---------------------------------------           ===========        ===========


Schedule of Non-Cash Financing Activities:
------------------------------------------
During 1998 members incurred research and development expenses totaling $95,602 on behalf of the Company. Such expenses were recorded as research and development expenses which were charged to operations during 1998 and as contributed capital as of September 30, 1998.

                 See accompanying notes to financial statements

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999

NOTE  1           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
-------           -----------------------------------------------------------

                  (A)   Organization

                  Square Shooter International, LLC (a development stage enterprise) (the "Company") was formed as a limited liability company under the provisions of the Delaware Limited Liability Act on June 1, 1998 to develop and sell, through various wholesale and retail outlets, patented lawn sprinklers. Under the provisions of the LLC Agreement the Company will cease and dissolve on or before June 1, 2023 and the members have limited liability.

                  The Company's ability to commence regular operations is contingent upon its ability to raise the capital it will require through the issue of equity, securities, debt securities, bank borrowing or a combination thereof. (See Note
                  3). The Company is operating as a development stage enterprise with its current activities consisting primarily of continued research and development, test marketing of products and raising of funds. The Company's revenues to date have consisted of products sold to be test marketed by a national home improvement store chain. (See Note 6)

                  (B)   Use of Estimates

                  The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  (C)   Cash and Cash Equivalents

                  For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999

NOTE  1           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
-------           -----------------------------------------------------------
                  (Continued)

                  (D)   Property and Equipment

                    Property and equipment consisting of molds are stated at cost, less accumulated depreciation. Expenditures from maintenance and repairs are charged to expense as incurred. Depreciation will be provided using the units of production method.

                  (E)   Revenue Recognition

                  The Company recognizes income from the sale of products at the time of shipment. For product sales during 1999 (See Note 5 and 6), the sales contract stipulated that there were no credits or returns allowed.

                  (F)   Research and Development Costs

                  Research and development cost are charged to operations as incurred. Research and development expense for the year ended September 30, 1999 was $5,233 and for the cumulative period from June 1, 1998 through September 30, 1999 totaled $100,835. (See Note 2)

                  (G)   Income Taxes

                  The financial statements include only those assets, liabilities, and results of operations of members which relate to the business of the Company. The Company is taxed as a partnership and is not subject to income tax. No provision has been made for Federal and State income taxes as this is the personal responsibility of the members.

                  (H)  Advertising Expense

                  In accordance with Accounting Standards Executive Committee Statement of Position 93-7 ("SOP 93-7") costs incurred for producing and communicating advertising of the Company are charged to operations as incurred.

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999

NOTE  1           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
-------           -----------------------------------------------------------
                  (continued)

                  (I)  Financial Instruments

                  The Company follows statements of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments". Financial instruments which potentially expose the Company to concentrations of credit risk consist principally of advances received. At September 30, 1999 the carrying value of accounts payable and advances received for stock subscription approximated fair market value.

                  (J)  Segment Information

                    The Company follows Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information". During 1999, the Company operations consisted of start-up expenditures and product test marketing, therefore, segment disclosure has not been presented.

                  (K)  New Accounting Pronouncements

                  The financial accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement No. 137, establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The Company believes that its adoption of these pronouncements will not have a material effect on the Company's financial position or results of operations.

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999


NOTE  2           PROPERTY AND EQUIPMENT
-------           ----------------------
                  Property and equipment at September 30, 1999 consisted of the following:

                  Molds                                   $      64,270
                      Less accumulated depreciation               -
                                                           =============
                                                          $      64,270
                                                           =============


                  There was no depreciation expense for the year ended September 30, 1999 since these are new molds that have not yet been placed in service. All previous molds, which will no longer be used, have been charged to operations during 1999 as research and development costs.

NOTE  3           PRIVATE PLACEMENT
-------           -----------------

                  The company issued a Private Placement Memorandum in June 1999 pursuant to Regulation D, Rule 506 of the Securities Act of 1933, as amended, to offer 1,000,000 units each consisting of one share of the company's common stock at $1.25 per share. Sales of the units will be made only to accredited investors, as defined in Rule 501 under the Securities Act of 1933, as amended. As of August 1999, the company has received paid subscriptions for 100,000 shares aggregating $125,000, at which point the offering was closed. The company's net proceeds after offering expenses was $124,488. The company intends to use the proceeds of the offering for research and development costs, and for general working capital requirements.

NOTE 4            LICENSE AGREEMENT AND ROYALTY EXPENSE
------            -------------------------------------
                  On May 5, 1998, as amended, the Company entered into an Exclusive Licensing Agreement ("the Agreement"), for rights to sell patented sprinkler systems. The Agreement calls for a minimum royalty payment of $25,000 for the first 50,000 units, $.50 per unit from 50,001 to 250,000, $.40 from 250,001 to
                  500,000, $.35 per unit and all units greater than 500,001. The Agreement requires a minimum of 50,000 units to be produced for the Company to retain the exclusive rights to all licenses. During the year ended September 30, 1999 the Company incurred royalty expense of $43,000.

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999


NOTE  5           CONCENTRATIONS OF SUPPLIERS AND MAJOR CUSTOMERS

                  During the fiscal 1999, the Company used one supplier to produce 100% of the Company's products.

                  During the fiscal 1999, 100% of the Company's revenues were derived from sales to one customer. (See Note 6).

NOTE  6           DISTRIBUTOR AGREEMENT

                  The Company entered into an agreement to supply lawn sprinkler products exclusively to a national home improvement store chain. During the year, the store chain test marketed the product in several locations. The store chain held the exclusive right to market the products until December 31, 1999 at which time the company was allowed to sell to other customers.

NOTE  7           GOING CONCERN

                  As reflected in the accompanying financial statements, the Company has accumulated net losses of $231,846 and a working capital deficiency of $76,026. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                  In November 1999, the Company was acquired by an inactive public shell company in a transaction accounted for as a recapitalization of the Company. (See Note 8(A)). Management believes that actions presently being taken to obtain funding and generate new sales provide the opportunity for the Company to continue as a going concern.

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                        SQUARE SHOOTER INTERNATIONAL, LLC
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999


NOTE  8  SUBSEQUENT EVENTS

                  (A)   Merger Agreement

                  On November 5, 1999, Square Shooter International, LLC entered into and consummated an Agreement and Plan of Merger (the "Agreement") with United Raceways, Inc., a public shell with no operations, incorporated in Delaware ("United Raceways") whereby all of the members in Square Shooter, International, LLC had their units converted into 14,500,000 shares or approximately 97% of the common stock of United Raceways. Upon completion of the merger, Square Shooter International, LLC was dissolved and United Raceways was the surviving entity. United Raceways then changed its name to Square Shooter International, Ltd.

                  Under Generally Accepted Accounting Principles, a company whose stockholders receive over fifty percent of the stock of the surviving entity in a business combination is considered the acquirer for accounting purposes. Accordingly, the transaction was accounted for as an acquisition of United Raceways by Square Shooter International, LLC and a recapitalization of Square Shooter International, LLC. The financial statements subsequent to the acquisition includes the following: (1) the balance sheet consists of the net assets of United Raceways at historical costs and the net assets of the Company at historical cost; (2) the statement of operations consists of the operations of the Company for the period presented and the operations of United Raceways from the recapitalization date. The Company had a total of 15,000,000 shares of common stock outstanding, upon completion of the merger.

                  (B) Common Stock Issuances

                  In December 1999, the company issued 1,200,000 shares of its common stock for services valued at $1.25 per share based upon the recent cash offering price (see Note 3). The company recognized $1,500,000 in compensation expense.